UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2004

OHANA ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-07894	95-2312900
(Commission File Number)	(IRS Employer Identification Number)

7275 Murdy Circle, Huntington Beach, CA 92647
(Address of Principal Executive Offices)

(310) 456-3199
(Registrant's telephone number, including area code)

ITEM 1.     Changes in Control of Registrant.

On May 27, 2004, Ohana Enterprises, Inc., a Delaware corporation (the "Company"), and Interactive Ideas Consulting Group (“I2CG”) mutually rescinded the Company’s acquisition of RestauranTech (“REST”) as evidenced by the Agreement and Plan of Reorganization entered into on April 1, 2004 (the “Agreement”). The Agreement had contemplated the Company’s purchase of 100% of REST’s issued and outstanding common stock in exchange for the issuance of 2,200,000 shares of the Company’s Series A Preferred Stock to I2CG.  The Series A Preferred Stock was convertible into shares of the Company’s common stock at a ratio of 100 shares of common stock for every one share of Series A Preferred Stock.

Subsequent to the closing of the acquisition, certain differences in strategic direction for the organization and other issues arose which caused the Company and I2CG to seek to rescind the transaction.

      The terms and conditions of the rescission are set forth in a Rescission Agreement dated May 27, 2004 (the “Rescission Agreement”) which rescinds the acquisition of REST and the issuance of the 2,200,000 shares of Series A Preferred Stock.  Concurrent with the execution of the Agreement, Brett Martin and Neal Weisman resigned as members of the Company’s Board of Directors.  In addition, Brett Martin, Neal Weisman and Linda Ford resigned as the Company’s Chief Executive Officer, Chief Operating Officer and Vice President of Marketing, respectively. The consulting agreements between the Company and each of Mssrs. Martin and Weisman and Ms. Ford were terminated, and they retained all compensation previously paid to them under the agreements. The Company has relinquished all right, title and interest in and to the name “Hospitality Tech Inc.” and the url www.hospitalitytechinc.com.

      The Rescission Agreement also requires the Company to clear certain outstanding balances and reimburse certain expenses of I2CG incurred in connection with the acquisition.  This obligation is evidenced by a Convertible Promissory Note in the principal amount of $160,000 (the “Note”).  The Note is due and payable in full on or before May 26, 2005, bears interest at the rate of 8% per annum, and requires that certain installment payments be made to I2CG contingent upon the receipt of certain funding levels by the Company.  The Note is convertible into the Company’s common stock after January 2, 2005, at a conversion price equal to the closing bid price for the Company’s common stock on the date prior to the date of notice of conversion.

ITEM 2.     Acquisition or Disposition of Assets.

As described in Item 1 above, the Company and I2CG have rescinded the acquisition of REST.  The Company is continuing to evaluate other acquisition candidates.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of REST will not be included herein, due to the rescission of the transaction.

(b)	Pro forma financial information.

The pro forma financial statements of the Company and REST will not be included herein, due to the rescission of the transaction.

(c)	Exhibits:

Exhibit No.	Name of Exhibit

2.3	Rescission Agreement, dated May 27, 2004, by and between the Company and I2CG

10.1	Convertible Promissory Note, dated May 27, 2004

Pursuant to the requirement of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2004

Ohana Enterprises, Inc.

A Delaware Corporation

By:  /s/ Catherine Thompson

Catherine Thompson

Chief Financial Officer, Secretary

EXHIBIT 2.3

RESCISSION AGREEMENT

            This Rescission Agreement (the "Agreement") is made as of the 27th day of May, 2004 by and between Ohana Enterprises, a Delaware corporation ("Ohana") and interactive ideas Consulting Group, a California corporation (“Interactive").

RECITALS

            A.        Whereas, Ohana and Interactive entered into that certain Agreement and Plan of Reorganization dated March 18, 2004, but effective as of April 1, 2004 (the “Reorganization Agreement”), which contemplated the purchase by Ohana of  “100% of the property and business” of RestauranTech in exchange for the issuance of an aggregate of 2,200,000 shares of Ohana’s Series A Preferred Stock;

            B.         Whereas, after the execution of the Reorganization Agreement, the parties discovered certain facts through due diligence that caused them to attempt to renegotiate the terms and conditions of the Reorganization Agreement;

            C.        Whereas, the parties to date have been unable to negotiate such terms and conditions in a manner satisfactory to both parties; and

            D.        Whereas, Ohana and Interactive desire to correct the mistakes referenced above by rescinding the Reorganization Agreement and the transactions contemplated thereby, on the terms and conditions set forth below.

AGREEMENT

            In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

            1.         Mutual Rescission.  Ohana and Interactive hereby agree to rescind the Reorganization Agreement and all transactions in connection therewith, including but not limited to the issuance by Ohana to Interactive of an aggregate of Two Million Two Hundred Thousand (2,200,000) shares of Ohana’s Series A Preferred Stock in exchange for One Thousand Seven Hundred (1,700) shares of RestauranTech’s common stock.

            2.         Resignation of Officers and Directors.  Concurrently with the execution of this Agreement, Brett Martin and Neal Weisman shall resign as members of Ohana’s Board of Directors.  In addition, concurrently with the execution of this Agreement, Brett Martin, Neal Weisman and Linda Ford shall resign as Ohana’s Chief Executive Officer, Chief Operating Officer and Vice President of Marketing, respectively.  All of the foregoing resignations, as evidenced in writing, shall be referred to herein as the “Resignations”.  Notwithstanding the foregoing, Messrs. Martin and Weisman and Ms. Ford shall be entitled to retain all shares of Ohana common stock earned by them pursuant to their respective consulting agreements.  Said consulting agreements are hereby deemed terminated as of the date hereof, and each of Messrs. Martin and Weisman and Ms. Ford shall execute and deliver to Ohana an Acknowledgment of Termination in the form of Exhibit “A” hereto (collectively, the “Acknowledgments”).

            3.         Use of Name “Hospitality Tech Inc.”.  Ohana hereby relinquishes all right, title and interest in and to the name “Hospitality Tech Inc.” and the url www.hospitalitytechinc.com.

            4.         Convertible Note.  Concurrently with the execution of this Agreement, Ohana shall execute and deliver to Interactive a Convertible Promissory Note, in the form attached hereto as Exhibit “B” (the “Convertible Note”), in the principal amount of One Hundred Sixty Thousand Dollars ($160,000), in consideration for the cancellation of all outstanding balances owed by Ohana to Interactive and the costs incurred by Interactive with respect to the transactions contemplated by the Reorganization Agreement.

            5.         Delivery and Execution.

                        5.1       By Interactive.  Upon the signing of this Agreement, Interactive shall deliver to Ohana: (i) the Resignations, and (ii) the Acknowledgments.  Interactive acknowledges that it never received certificates evidencing the Series A Preferred Stock.

                        5.2       By Ohana.  Upon the signing of this Agreement, Ohana shall deliver to Interactive the Convertible Note.  Ohana acknowledges that it never received certificates evidencing the common stock to be exchanged by Interactive pursuant to the Reorganization Agreement.

6.                 Representations and Warranties of Ohana and Interactive.  Ohana and Interactive each represents and warrants to the other party that it has full power and the legal right to execute and deliver this Agreement and to complete the transactions contemplated hereby.

7.                 Mutual Releases.

            (a)        Ohana, for itself and its officers, directors, shareholders, representatives, successors, assigns and agents, hereby acquits and forever releases, waives and discharges any and all claims, causes of action, defenses or other rights of any kind, whether equitable or legal, known or unknown, which he may have had, have now, or have in the future against Interactive or any of its officers, directors, shareholders, representatives, shareholders, successors, assigns, and agents, arising out of or in connection with the Released Matters (as defined herein) or otherwise.

            (b)        Interactive, for itself and its officers, directors, shareholders, representatives, successors, assigns and agents, hereby acquits and forever releases, waives and discharges any and all claims, causes of action, defenses or other rights of any kind, whether equitable or legal, known or unknown, which it may have had, have now, or have in the future against Ohana or any of its officers, directors, shareholders, representatives, successors, assigns and agents, arising out of or in connection with the Released Matters or otherwise.

           (c)         Released Matters.  The releases contained herein are intended to be full and complete releases of the Parties from all liability relating to the actions of any party hereto related to the Reorganization Agreement and the transactions contemplated thereby (referred to herein as the "Released Matters"), including without limitation:

                         (i)         any and all claims related to the rights of any party hereto as a shareholder of Ohana or any violation of such rights;

                         (ii)        any and all claims related to a breach of duty of any party hereto acting as an officer or director of Ohana;

                         (iii)       any and all claims related to any contract or agreement between a party hereto and one or more other parties hereto; and

                         (iv)       any and all claims for attorneys’ fees and costs.

The parties acknowledge and agree that the foregoing enumeration of claims released is illustrative, and the claims hereby released are in no way limited by the above recitation of specific claims, it being the intent of the parties to fully and completely release all claims whatsoever. This release does not extend to any obligations incurred under this Agreement.

            (d)        Each party represents to the other that it understands the meaning and effect of Section 1542 of the California Civil Code, which provides:

                        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY EFFECTED HIS SETTLEMENT WITH THE DEBTOR.

           The parties hereto assume the risk of any and all unknown, unanticipated or misunderstood claims, causes of action or other rights released by this Agreement, and they hereby expressly WAIVE and release all rights and benefits which they might otherwise have had under the above-quoted provision of the California Civil Code or any other relevant statutory or common law provision.

            (e)        Ohana and Interactive, and all persons acting by, through, or under either of them, shall not disparage the other party or any of its employees, officers, directors or products in any manner.

            8.         Miscellaneous.

                        8.1       Governing Law.  This Agreement shall be governed in all respects by the laws of the State of California.

                        8.2       Survival.  The representations and warranties made herein shall survive any investigation made by any party.

                        8.3       Successors and Assigns.  Except as otherwise expressly provided herein, the provision hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors, and administrators of the parties hereto.

                        8.4       Entire Agreement; Amendment.  This Agreement and the other documents and agreements delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.  This Agreement may only be amended in writing signed by all parties.

                        8.5       Notices.  Except as otherwise provided all notices and other communications require or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, addressed to the parties’ respective addresses as provided by the parties pursuant to the Reorganization Agreement or to such other address as each may have furnished to the other in writing.

                        8.6       Expenses.   All parties shall pay their own expenses in connection with the transaction.

                        8.7       Waiver of Breach or Default.  Neither party shall waive any right, power or remedy accruing hereunder unless such waiver is in writing signed by the party to be charged.  The waiver of any breach or default hereunder shall not constitute the waiver of any other breach or default.

                        8.8       Legal Fees.  The prevailing party in any legal action or arbitration proceeding brought by one party against the other shall be entitled, in addition to any other rights and remedies, to reimbursement for its expenses incurred thereby, including court costs and reasonable attorney's fees.

                        8.9       Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                        8.10     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

OHANA:	Ohana Enterprises, Inc. a Delaware corporation

	By:	/s/ Catherine Thompson
	Title:	Chief Financial Officer

INTERACTIVE:	Interactive Ideas Consulting Group, a California corporation

	By:	/s/ Neal Weisman
	Title:	President

EXHIBIT A

Acknowledgement

The undersigned do hereby acknowledge that their consulting agreements with Ohana Enterprises, Inc. are terminated as of May 22, 2004, and that no further compensation is owed.

/s/ Brett Martin
Brett Martin

/s/ Neal Weisman
Neal Weisman

/s/ Linda Ford
Linda Ford

May 22, 2004

Ohana Enterprises, Inc.

Board of Directors

23852 Pacific Coast Hwy, #167

Malibu, CA  90265

Dear Sir or Madame;

Effective immediately, please consider this as my resignation from the position of President and CEO of Ohana Enterprises, Inc.  Thank you for your attention.

/s/ Brett Martin
Brett Martin

May 22, 2004

Ohana Enterprises, Inc.

Board of Directors

23852 Pacific Coast Hwy, #167

Malibu, CA  90265

Dear Sir or Madame;

Effective immediately, please consider this as my resignation from the position of Chairman and COO of Ohana Enterprises, Inc.  Thank you for your attention.

/s/ Neal Weisman
Neal Weisman

May 22, 2004

Ohana Enterprises, Inc.

Board of Directors

23852 Pacific Coast Hwy, #167

Malibu, CA  90265

Dear Sir or Madame;

Effective immediately, please consider this as my resignation from the position of Vice President of Marketing of Ohana Enterprises, Inc.  Thank you for your attention.

/s/ Linda Ford
Linda Ford

EXHIBIT 10.1

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

$160,000	May 27, 2004

Maturity Date: May 26, 2005

            Ohana Enterprises, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to the order of RestauranTech, a California corporation (the “Holder”), pursuant to the terms and conditions herein and on or before May 26, 2005, the principal sum of One Hundred Sixty Thousand Dollars ($160,000), with interest as provided below.

            1.         Payment.

            1.1       Payment. Subject to the provisions of Section 2 hereof relating to the conversion of this Note, the principal hereof and all accrued interest thereon shall be due and payable on May 20, 2005 (the “Maturity Date”).  Payments hereunder shall be made by the Company to the Holder, at the address provided to the Company by the Holder in writing, in lawful money of the United States of America.   Interest shall accrue with respect to the unpaid principal amount from the date of this Note until such principal is paid or converted as provided in Section 2 hereof at the rate of eight percent (8%) per annum (computed on the basis of a 365 day year).

            1.2       Mandatory Payments.  The Company hereby agrees to make the following payments to the Holder under this Note:

                        (a)        For funding received by the Company during the term of this Note in an amount from $100,000 through $250,000, the Company shall make a payment to the Holder in an amount equal to twenty percent (20%) of the amount received by the Company (net of commissions and finders’ fees);

                        (b)        For funding received by the Company during the term of this Note in an amount from $250,001 through $500,000, the Company shall make a payment to the Holder in an amount equal to twenty-five percent (25%) of the amount received by the Company (net of commissions and finders’ fees); and

                        (c)        For funding received by the Company during the term of this Note in an amount greater than $500,000, the Company shall make a payment to the Holder in an amount equal to the then-remaining balance of principal and interest due under the Note.

            1.3       Prepayment. The Company shall have the right to prepay, in whole or in part, the principal outstanding hereunder or any interest accrued thereon, without premium or penalty.

            2.         Conversion.  This Note shall be convertible as follows:

            2.1       Voluntary Conversion.  At any time from and after January 2, 2005, the Holder may elect, upon ten (10) days’ written notice to the Company, to convert all or any part of the principal amount of this Note, and the accrued interest thereon, into shares of the Company’s common stock at the bid price per share of the common stock as quoted on the Over-the-Counter Bulletin Board on the day prior to the date of the above-referenced written notice.  The Holder expressly agrees and acknowledges that it cannot convert the Note prior to January 2, 2005.

            2.2       Automatic Conversion at Maturity Date. In the event that (a) the Holder does not request conversion of this Note on or before the Maturity Date, and (b) no Event of Default (as defined in Section 3 hereof other than Section 3.1(a)) shall have occurred that shall not have been cured, then the principal amount of this Note, and all accrued interest thereon, shall be converted into shares of the Company’s common stock at a per share purchase price equal to the bid price per share of the common stock as quoted on the Over-the-Counter Bulletin Board on the day prior to the Maturity Date.

2.3.      Delivery of Note and Share Certificates.  Upon conversion of this Note pursuant to this Section 2, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of common stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and deliver to the Holder a certificate or certificates for the number of full shares of common stock, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company covenants that all shares of common stock issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

2.4       Piggyback Registration Rights.  If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than: (i) a registration relating solely to employee benefit plans; (ii) a registration relating to the offer and sale of debt securities; or (iii) a registration relating to a corporate reorganization or other transaction on Form S‑4, the Company will:

(a)              promptly give to the Holder written notice thereof; and

(b)              include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, at the Company’s sole cost and expense (except for commissions), all the shares of common stock into which this Note may be converted and specified in a written request from Holder, made within 30 days after receipt of such written notice from the Company.

            3.         Default.

            3.1       Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

            (a)        any failure by the Company to pay any amount payable, or to issue any securities issuable, hereunder in accordance with the terms hereof which default is not cured within thirty (30) days following notice thereof from the Holder;

            (b)        the Company (i) has an order for relief entered against it under the federal Bankruptcy Code, (ii) makes an assignment for the benefit of its creditors, (iii) applies for or seeks the appointment a receiver, liquidator, assignee, trustee or other similar official for it or for any substantial part of its property or any such official is appointed, other than upon Company’s request, and such unrequested appointment continues for thirty (30) days, (iv) institutes proceedings seeking an order for relief under the federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or any of its debts under other applicable federal or state law relating to creditor rights and remedies, or any such proceeding is filed against it, other than upon the Company’s request, and such unrequested proceeding continues undismissed or unstayed for thirty (30) days, or (v) takes corporate action in furtherance of any of the foregoing actions.

3.2       Waivers.

                        (a)        The Company waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note other than the initial demand for payment.

                        (b)        The Company agrees that a waiver of rights under this Note shall not be deemed to be made by Holder unless such waiver shall be in writing, duly signed by Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Holder or the obligations of the Company in any other respect at any other time.

            (c)        The Company agrees that in the event Holder demands or accepts partial payment of this Note, such demand or acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.

            3.3       Equitable Remedies. The Company stipulates that the Holder’s remedies at law in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Note are not and will not be adequate to compensate the Holder to the extent permitted by law and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            3.4       Waiver; Cumulative Remedies.  No course of dealing or any delay or failure to exercise any right hereunder on the Holder’s part shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. No single or partial waiver by the Holder of any provision of this Note or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The Holder’s rights and remedies are cumulative and are in addition to all rights and remedies which the Holder may have in law or in equity or by statute or otherwise.

3.5       Fees and Costs.  The Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note as a result of an Event of Default.

            4.         Representations and Warranties of Holder.  In connection with this Note, Holder represents to the Company the following:

                        (a)        Sophistication.  Holder has (i) a pre-existing personal or business relationship with the Company or one or more of its officers, directors, or control persons; or (ii) by reason of Holder's business or financial experience, or by reason of the business or financial experience of Holder's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Holder is capable of evaluating the risks and merits of this investment and of protecting Holder's own interests in connection with this investment.

                        (b)        Investment Intent.  Holder is purchasing this Note solely for Holder’s own account for investment.  Holder has no present intention to resell or distribute the Note or any of the shares of common stock received upon conversion or any portion thereof.  The entire legal and beneficial interest of this Note is being purchased, and will be held, for Holder’s account only, and neither in whole or in part for any other person.

                        (c)        Economic Risk.  Holder realizes that the Note is a highly speculative investment and involves a high degree of risk.  Holder is able, without impairing Holder's financial condition, to hold this Note and the underlying shares for an indefinite period of time and to suffer a complete loss of Holder's investment.

                        (d)        Restrictions on Transfer.  Holder understands that no public market for the Note or any of the Company’s securities exists. Holder further understands that the underlying shares must be held indefinitely unless they are subsequently registered under the Securities Act of 1933 (the “Securities Act”) or an exemption from such registration is available.  Holder understands that upon conversion, the certificate evidencing shares of common stock will be imprinted with a legend that prohibits the transfer of such shares unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.  Holder and the Company both acknowledge that notwithstanding this Section 4(d), the Company has granted piggyback registration rights to Holder pursuant to Section 2.4 hereof.

            5.         Amendments.  This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and the Holder and then only to the extent set forth therein.

            6.         Severability.  If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby.

            7.         Binding Effect.  This Note shall be binding upon, and shall inure to the benefit of, the Company and the Holder and their respective successors and assigns.

            8.         Notices.  Any notice required by any provision of this Note to be given to the Holder shall be in writing and may be delivered by (i) personal service, (ii) facsimile, (iii) sent by registered or certified mail, return receipt requested, with postage thereon fully prepaid, or (iv) by a reputable overnight courier service. All such communications shall be addressed to the Holder at its address appearing on the books of the Company.

            9.         Replacement.  Upon the Company’s receipt of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of this Note and (i) in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of this Note for cancellation, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Note.

10.       No Rights as Shareholder.  This Note, as such, shall not entitle the Holder to any rights as a shareholder of the Company, except as otherwise specified herein.

            11.       Headings and Governing Law.  The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. The validity, meaning and effect of this Note shall be determined in accordance with the laws of the State of California, without regard to principles of conflicts of law.

            IN WITNESS WHEREOF, the Company has duly caused this Note to be signed in its name and on its behalf by its duly authorized officer as of the date herein above written.

OHANA ENTERPRISES, INC.

/s/ Catherine Thompson
By: Catherine Thompson
Its: Chief Financial Officer